UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  12/31/13

Item 1.  Reports to Stockholders.

Altegris Multi-Strategy Alternative Fund

Annual Letter to Shareholders for the Period February 28, 2013 - December 31, 20131

Dear Investor:

Market and Fund Performance Summary

The inception of the Altegris Multi-Strategy Alternative Fund on February 28, 2013 coincided with a particularly eventful period for financial markets. A sample of highlights includes the ongoing anticipation and eventual institution of the curbing of QE32, a US Government shutdown and the continued debt ceiling debacle, and a broad equity rally containing repeated new highs for indices such as the S&P 500 Index.

Central banks and politicians could be considered the most influential forces on markets in the time period under review, creating a trading environment that largely whipsawed on sentiment rather than fundamentals. In fact, conventional investor sentiment ran contrary for most of the year, as bad economic news implied further stimulus, typically driving risk assets higher. Good economic news led to fears of potential tightening, and generally sent risk assets south.

In the May/June period, a true anomaly occurred; QE tapering fears peaked, leading to a correlation of risk-on and risk-off assets. Investors experienced a dramatic rise in yields, significant short-term credit spread widening, a sell-off in the residential mortgage backed securities market, and at the same time, a temporary, yet material, sell-off in stock indices. The taper never materialized, and markets calmed over the summer period. Yields steadied and stock indices rose as investors waited to see when tapering would actually occur.

By Q4 2013, investors appeared convinced that tapering was not, in fact, tightening. More normalized patterns between economic strength and market direction formed, as risk assets rallied on news of positive economic data. Declines in the unemployment rate, stronger than expected GDP figures and less discord in Washington provided ripe timing for the Federal Reserve to announce modest tapering while emphasizing that interest rate hikes will not be considered in the near future. Corporate credit spreads tightened to pre-crisis levels3, while strong underlying fundamentals contributed to gains in many agency and non-agency mortgage backed securities.

The US Dollar (USD) strengthened throughout the time-period under review, perhaps re-establishing itself as the strongest currency versus its major counterparts – particularly against a weak Japanese yen. Lending support to the USD, interest rates rose over the time period as a whole. The 10-year Treasury note hit the 3% mark at December’s end with the 30-year touching 3.97%. Stock indices rallied for most of the time period, and reached new highs, with the Standard & Poor’s 500 Total Return Index (S&P 500 TR Index) up 32%, the DAX4 up 25% and the Nikkei5 up 57% for 2013 – all with very low volatility. In fact, the VIX Index6 sunk below 12 (intraday) on December 26th, a collapse of over 25% since the taper announcement. In commodities, gold futures hit their lowest levels since August 2010 as prospects for inflation appear dim. Other than the decline in precious metals, commodity markets have remained largely a mix bag, coupled with significant volatility compression.

As shown in Figure 1, the Altegris Multi-Strategy Alternative Fund delivered a return over the period February 28, 2013 – December 31, 2013 of 0.83% for its Class A shares (at NAV), 1.04%% for its Class I shares and 0.85% for its Class N shares. Meanwhile, the S&P 500 TR, the HFRX Global Hedge Fund Index and the HFRI Fund of Funds Composite Index returned 24.18%, 4.06% and 6.18% (estimated), respectively. The Fund’s net assets under management totaled approximately $3.8 million as of December 31, 2013.

Figure 1: Altegris Multi-Strategy Alternative Fund Performance Review | February 28, 2013 – December 31, 2013

			Quarterly Returns
	1-Year*	Since Inception*	Q4 2013	Q3 2013	Q2 2013	Q1 2013*
Class A (NAV)	N/A	0.83%	1.64%	0.41%	-1.40%	N/A
Class A (max load)**	N/A	-4.97%	-4.25%	-5.34%	-7.06	N/A
Class I (NAV)	N/A	1.04%	1.75%	0.40%	-1.30%	N/A
Class N (NAV)	N/A	0.85%	1.67%	0.30%	-1.30%	N/A
S&P 500 TR Index	N/A	24.18%	10.51%	5.24%	2.91%	N/A
HFRX Global Hedge Fund Index	N/A	4.06%	2.16%	1.10%	0.03%	N/A
HFRI Fund of Funds Composite Index (estimated)	N/A	6.18%	3.49%	1.65%	0.04%	N/A

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements is 2.77%, 2.52% and 2.77% of average daily net assets attributable to Class A, Class I and Class N shares. The expense ratios shown reflect the Fund ’ s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund ’ s most recent prospectus. As such, this may differ from the data included in the Fund’s audited financial statements.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until January 31, 2015, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement will not exceed 1.75%, 1.50% and 1.75% of average daily net assets attributable to Class A, Class I, and Class N shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver and/or reimbursement, without which the results would have been lower.  A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. Current performance information for the Fund can be found using the following link: http://www.altegris.com/Funds/Mutual-Funds/Altegris-Multi-Strategy-Alternative-Fund.aspx#Performance

*The inception date of Class A, Class I and Class N is 2/28/13.

**The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

The referenced indices are shown for general market comparisons and are not meant to represent any particular Fund.  An investor cannot invest directly in to an index. Moreover, indices do not reflect commissions or fees that may be charged to an investment product, which may materially affect the performance data presented.

Fund Overview

The Altegris Multi-Strategy Alternative Fund seeks to achieve long-term capital appreciation and absolute returns by following a flexible allocation strategy that invests across broad alternative investment strategies and asset classes. From inception through the date of this report, long/short equity, long/short fixed income, global macro and managed futures strategies have comprised the Fund’s allocations.

•

Long/Short Equity. Taking a diversified approach to equity investing, the long/short equity strategy accesses five experienced long/short equity managers with the goal of participating in market upside, while preserving against the downside—all with moderate correlation to equity indices.

•

Long/Short Fixed Income. Taking a multi-disciplined, non-traditional approach to fixed income investing, the long/short fixed income strategy accesses premier alternative fixed income managers who seek to combine deep, fundamental analysis with effective duration management across various credit and interest rate environments—all with moderate correlation to major fixed income indices.

•

Global Macro. The global macro strategy is a diverse, actively managed strategy accessing what we believe are premier global macro managers. These managers predominantly use fundamental macroeconomic data, with the goal of predicting and profiting from the impact of macroeconomic developments across global financial markets.

•

Managed Futures. The managed futures strategy is allocated equally to the following sub-strategies:

o

Flagship Managed Futures: The flagship managed futures strategy is an actively managed, diversified strategy which allocates to trend following, hybrid-trend and specialized managed futures trading strategies. The strategy accesses premier flagship managers, that when combined, provide what we believe to be the best representation of managed futures in a single, dynamic portfolio.

o

Concentrated Trend Following Plus Active Fixed Income. The concentrated trend following strategy is an evolutionary approach to managed futures, which combines a focus on trend following with active fixed income management, sub-advised by DoubleLine Capital LP.

During the period under review, allocations to these four underlying strategies have remained static in proportions as delineated in Figure 2 below. However, exposure to the managers and/or sub-advisers within each of the four strategy allocations above has varied over the last ten months. Figure 2 includes a snapshot of target exposure allocations as of December 31, 2013.

Figure 2: Sub-Strategy Target Allocation | December 31, 2013

* Managers are accessed via the fund of funds portfolio that invests in other investment companies advised by Altegris.

** Totals may not add to 100% due to rounding.

The Fund’s access to managers, strategies, and sub-strategies and the percentage of allocations to the specific alternative strategies listed above are presented to illustrate examples of the diversity of managers, strategies, and sub-strategies accessed by the Fund, but may not be representative of the Fund’s past, or its future, access to alternative managers, strategies, and sub-strategies. It should not be considered a recommendation or investment advice.

Drivers of Fund Performance

Aggregate sub-strategy performance is discussed below, and specific attribution on a sector and manager basis can be found in Figures 3 and 4.

•

Long/Short Equity – The long/short equity strategy was the greatest source of positive attribution (+2.85%). To no surprise, the vast majority of positive performance was garnered through long positions, as US equity markets continued their generally unabated ascent for the time period under review. Gains were most prominent from holdings in companies providing consumer products, both cyclical and non-cyclical, as well as positions in the communications and financials sectors. Sliced by sector, no material long-side losses occurred, while short book losses were spread across the entire long/short equity strategy.

•

Long/Short Fixed Income – The long/short fixed income strategy provided moderate positive attribution (+0.48%). Similar to the long/short equity strategy, long positions in the portfolio generated positive attribution, while the short book detracted to a lesser degree. Convertible holdings were the largest contributor to performance, consistent with the dramatic rise in equity valuations over the time period under review, and high yield corporate holdings generated material gains as well. Short equity holdings used as market hedges were the largest tailwind to performance, followed by credit default swap positioning.

•

Global Macro – The global macro strategy was the largest detractor from performance (-1.52%). Currency futures trading led losses, headlined by inopportune long positions in the Japanese yen and Euro. Long fixed income futures also detracted, as interest rates generally increased beginning in May 2013, from the initial onset of QE3 tapering fears. Commodity futures detracted as a whole, while long equity index futures were the most significant attributers for reasons discussed in the sections above.

•

Managed Futures – The managed futures strategy also detracted from performance for the time period under review (-0.98%). The managed futures strategy faired similarly to the global macro strategy, but with more pronounced positive attribution in equity indices and more pronounced detraction from fixed income. Short precious metals positioning contributed meaningful positive attribution, as the price of gold dropped approximately 25% during the 10-month period. However, commodities were negative in aggregate, led by both long and short losses in energy futures holdings. Currency futures trading was mixed, but detracted marginally from performance overall.

Figure 3: Performance Attribution by Sector | February 28, 2013 – December 31, 2013

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

* Reflects global macro exposure through investment securities in Underlying Pools that engage commodity trading advisors to trade futures. Does not reflect global macro exposure obtained from the Brevan Howard exposure.

** Softs, or soft commodities, are commodities such as coffee, cocoa, sugar and fruit. This term generally refers to commodities that are grown, rather than mined.

*** Reflects managed futures exposure only.

Figure 4: Performance Attribution by Manager | February 28, 2013 – December 31, 2013

Past performance is no guarantee of future results. The data is estimated and is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

* The Fund did have exposure to each manager for the full time period under review. The following managers were not accessed by the strategy until the dates listed below, and performance attribution for each manager was therefore measured from that date forward: Chilton Investment Company as of July 24, 2013, Premium Point Investments as of October 15, 2013, QMS Capital Management as of August 19, 2013, Civic Capital Advisors as of August 26, 2013, Willowbridge as of April 15, 2013 and 300 North Capital as of March 11, 2013.

** The Fund did have indirect exposure to each manager for the full time period under review. The following managers were no longer accessed by the strategy as of the dates listed below, and performance attribution for each manager was therefore measured only through that date: Ortus Capital Management as of December 11, 2013 and Welton Investment Corporation as of June 24, 2013.

***DoubleLine Capital LP is the sub-adviser for the Altegris Futures Evolution Strategy Fund, managing an active fixed income portfolio. 70%–80% of the Altegris Futures Evolution Strategy Fund’s total net assets will be invested in fixed income strategies, managed by DoubleLine Capital as a sub-adviser.

Outlook

As the heavy influence of policy makers on the markets dissipates, we are hopeful for a return to “normal.” Normalization, in our mind, means a potential return to fundamentals and likely an increase in volatility across markets. Our research has shown that managed futures strategies have typically performed well in environments in which volatility is expanding. In fact, high volatility can be quite friendly to managed futures managers7.

The performance for macro-oriented alternative strategies has suffered over the last several years, as key global central banks have largely followed a one-size-fits-all set of policies. This market environment has led to markets that move in tandem to ebbs and flows in investor sentiment in response to the latest news event. Like managed futures, global macro strategies have also historically exhibited stronger performance in market environments less affected by government intervention, and we are thus more sanguine on the strategy’s prospects over the course of 2014.

A return to fundamentals should also bode well for our long/short equity managers, as given market valuations, one can presumably no longer count on broad multiple-expansion to drive equity markets higher. Markets can stay irrational for long periods of time; however, asset prices eventually should coincide with their true intrinsic value. A move in that direction would provide greater opportunity to generate alpha from idiosyncratic long and short ideas in equities. A return to fundamentals, in the face of continued potential economic growth, should also lead to rising rates in longer maturity government and high grade bonds. This supports our view that traditional fixed income investors should be reducing their risk by investing in strategies that are currently positioned to capitalize on an improving economy, while being sensitive to increased volatility and rising interest rates.

With perfect hindsight, the best investment strategy over the time period under review was simply to be long the S&P 500. This, clearly, is not a well-diversified approach, and certainly runs contrary to the concepts instilled in sophisticated investors since the significant portfolio effects of 2008’s credit crisis. We are not prescient, and we cannot time market tops or bottoms, or for that matter forecast when normalization will occur. Still, clear cracks in the armor are certainly more apparent now than even just a few short months ago, as interest rate volatility has increased while the bull market ages. That being said, we have thoughtfully added managers and modified allocations within the underlying funds to a point in which we believe we are well poised for the future, regardless of the market environment.

We thank you for investing in the Altegris Multi-Strategy Alternative Fund, and look forward to enhancing our partnership with you.

Sincerely,

Allen Cheng

Matt Osborne

Senior Vice President

Executive Vice President

Co-Portfolio Manager

Co-Portfolio Manager

INDEX DEFINITIONS

The S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

HFRX Global Hedge Fund Index. Designed to be representative of the overall composition of the hedge fund universe, and is comprised of all eligible hedge fund strategies. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index includes funds that have at least $50 million under management and a 24-month track record (typical).

HFRI Fund of Funds Composite Index. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore funds of funds.

GLOSSARY

Alpha. A measure of performance on a risk-adjusted basis. Alpha is often considered to represent the value that a portfolio manager adds to or subtracts from a fund's return. A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%. Correspondingly, a similar negative alpha would indicate an underperformance of 1%.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

0507-NLD-2/4/2014

________________

1 Fund inception date of 2/28/13

2 QE3 refers to the Federal Reserve’s third round of quantitative easing instituted in September 2012 and expanded in December 2012, following QE1 (Dec 2008 – Mar 2010) and QE2 (Nov 2010 – Jun 2011).

3 Morningstar Corporate Bond Index, Average Credit Spreads, Morningstar Analytics

4 Deutsche Borse AG German Stock Exchange Index

5 Nikkei 225 Stock Average

6 Chicago Board Options Exchange Market Volatility Index, which shows the market’s expectation of 30-day volatility.

7 Is the Trend Your Friend, www.altegris.com, May 2013

Altegris Multi-Strategy Alternative Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2013

The Fund's performance figures* for the period ending December 31, 2013, compared to its benchmark:

Since Inception
February 28, 2013
Altegris Multi-Strategy Fund - Class A	0.83%
Altegris Multi-Strategy Fund - Class A with load **	(4.97)%
Altegris Multi-Strategy Fund - Class N	0.85%
Altegris Multi-Strategy Fund - Class I	1.04%
HFRX Global Hedge Fund index ***	5.03%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-877-772-5838.

** Class A with load total return is calculated using the maximum sales charge of 5.75%.

*** HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | February 28, 2013 – December 31, 2013 Past performance is not necessarily indicative of future results.

**** Initial investment has been adjusted for the maximum sales charge 5.75%.

Holdings by type of investment	% of Net Assets
Mutual Funds:
Equity Fund	41.2%
Asset Allocation Funds	36.4%
Debt Fund	19.4%
Other, Cash & Cash Equivalents	3.0%
100.0%

Please refer to the Portfolio of Investments that follows and the shareholder letter in this annual report for a detailed analysis of the Fund's holdings.

Altegris Multi-Strategy Alternative Fund
PORTFOLIO OF INVESTMENTS
December 31, 2013
Shares				Value
		MUTUAL FUNDS - 97.0%
		ASSET ALLOCATION FUND - 36.4%
33,271		Altegris Futures Evolution Strategy Fund (a)		$ 323,390
88,844		Altegris Macro Strategy Fund (a) *		736,520
35,520		Altegris Managed Futures Strategy Fund (a) *		322,880
				1,382,790
		DEBT FUND - 19.4%
71,825		Altegris Fixed Income Long Short Fund (a) *		735,488

		EQUITY FUND - 41.2%
146,476		Altegris Equity Long Short Fund (a)		1,565,832

		TOTAL MUTUAL FUNDS (Cost - $3,710,894)		3,684,110

		TOTAL INVESTMENTS - 97.0% (Cost - $3,710,894) (b)		$ 3,684,110
		OTHER ASSETS LESS LIABILITIES - 3.0%		114,223
		NET ASSETS - 100.0%		$ 3,798,333

	*	Non Income producing.
	(a)	I-class Shares of affiliated investment companies.
	(b)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $3,721,911 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized Appreciation:	$ 3,428
			Unrealized Depreciation:	(41,229)
			Net Unrealized Depreciation:	$ (37,801)

The accompanying notes are an integral part of these financial statements.

Altegris Multi-Strategy Alternative Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013

ASSETS
Affiliated investment securities:
At cost	$ 3,710,894
At value	$ 3,684,110
Cash	167,307
Due from Advisor	25,762
TOTAL ASSETS	3,877,179

LIABILITIES
Accrued Audit Fees	27,252
Accrued Printing Expense	12,194
Fees payable to other affiliates	6,248
Accrued Transfer Agent	4,590
Distribution (12b-1) fees payable	409
Accrued expenses and other liabilities	28,153
TOTAL LIABILITIES	78,846
NET ASSETS	$ 3,798,333

Composition of Net Assets:
Paid in capital	3,836,134
Accumulated net realized loss from affiliated investments	(11,017)
Net unrealized depreciation of affiliated investments	(26,784)
NET ASSETS	$ 3,798,333

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 1,753,908
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	177,566
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(b)	$ 9.88
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$ 10.48

Class N Shares:
Net Assets	$ 130,746
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	13,220
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$ 9.89

Class I Shares:
Net Assets	$ 1,913,679
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	193,512
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$ 9.89

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.
(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Altegris Multi-Strategy Alternative Fund
STATEMENT OF OPERATIONS
For the Period Ended December 31, 2013 (a)

INVESTMENT INCOME
Dividends from affiliated investment companies	$ 89,039

EXPENSES
Investment advisory fees	21,886
Distribution (12b-1) fees:
Class A	1,835
Class N	50
Registration fees	62,544
Professional fees	52,052
Transfer agent fees	33,271
Printing and postage expenses	20,125
Accounting services fees	11,518
Trustees fees and expenses	6,670
Non 12b-1 shareholder servicing fees	4,210
Custodian fees	3,986
Compliance officer fees	3,409
Administrative services fees	2,775
Insurance expense	36
Other expenses	6,198
TOTAL EXPENSES	230,565
Less: Fees waived and expenses reimbursed by the Advisor	(206,792)

NET EXPENSES	23,773

NET INVESTMENT INCOME	65,266

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
Net realized gain(loss) on:
Affiliated investments	(5,445)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(26,784)

NET REALIZED AND UNREALIZED LOSS	(32,229)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 33,037

(a) The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.

The accompanying notes are an integral part of these financial statements.

Altegris Multi-Strategy Alternative Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the
	Period Ended
	December 31, 2013	(a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$ 65,266
Net realized loss on affiliated investments	(5,445)
Net change in unrealized depreciation on affiliated investments	(26,784)
Net increase in net assets resulting from operations	33,037

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(32,186)
Class N	(429)
Class I	(35,205)
From net realized gains
Class A	(2,561)
Class N	(36)
Class I	(2,650)
Total distributions to shareholders	(73,067)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,750,785
Class N	130,010
Class I	2,286,994
Net asset value of shares issued in reinvestment of distributions:
Class A	32,259
Class N	465
Class I	27,450
Redemption fee proceeds:
Class A	33
Class N	-
Class I	20
Payments for shares redeemed:
Class A	(15,883)
Class N	-
Class I	(373,770)
Net increase from shares of beneficial interest transactions	3,838,363

NET INCREASE IN NET ASSETS	3,798,333

NET ASSETS
Beginning of Period	-
End of Period *	$ 3,798,333
*Includes accumulated net investment loss from affiliated investments of:	$ -

SHARE ACTIVITY
Class A:
Shares Sold	175,872
Shares Reinvested	3,298
Shares Redeemed	(1,604)
Net increase in shares of beneficial interest outstanding	177,566

Class N:
Shares Sold	13,173
Shares Reinvested	47
Net increase in shares of beneficial interest outstanding	13,220

Class I:
Shares Sold	228,770
Shares Reinvested	2,804
Shares Redeemed	(38,062)
Net increase in shares of beneficial interest outstanding	193,512

(a) The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.

The accompanying notes are an integral part of these financial statements.

Altegris Multi-Strategy Alternative Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period (1)

	Class A	Class N	Class I
	Period Ended	Period Ended	Period Ended
	December 31, 2013	December 31, 2013	December 31, 2013
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00

Income (loss) from investment operations:
Net investment income (2)	0.34	0.10	0.42
Net unrealized loss	(0.26)	(0.02)	(0.32)
Total from investment operations	0.08	0.08	0.10

Less distributions from:
Net investment income	(0.19)	(0.18)	(0.20)
Net realized gains	(0.01)	(0.01)	(0.01)
Total distributions	(0.20)	(0.19)	(0.21)

Redemption fees collected (3)	0.00	0.00	0.00

Net asset value, end of period	$ 9.88	$ 9.89	$ 9.89

Total return (4,5)	0.83%	0.85%	1.04%

Net assets, at end of period (000s)	$ 1,754	$ 131	$ 1,914

Ratio of gross expenses to average net assets (6,7)	14.24%	18.73%	17.34%
Ratio of net expenses to average net assets (7)	1.75%	1.75%	1.50%
Ratio of net investment gain to average net assets (7)	4.10%	1.21%	4.98%

Portfolio Turnover Rate (5)	21%	21%	21%

(1)	The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5) Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized for periods less than one full year.

The accompanying notes are an integral part of these financial statements.

Altegris Multi-Strategy Alternative Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.

ORGANIZATION

The Altegris Multi-Strategy Alternative Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund currently offers three distinct share classes: Class A, Class N and Class I shares. The Fund commenced operation on February 28, 2013. The Fund’s primary investment objective is to achieve long term capital appreciation and absolute returns. The Fund is a “fund of funds”, which means that the Fund seeks to achieve its investment objective by investing in affiliated mutual funds instead of individual securities.

On September 1, 2013, the partnership of Aquiline Capital Partners LLC and Genstar Capital, LLC, closed a transaction with Genworth Financial, Inc. (“Genworth”) the former parent company of Altegris, in the acquisition of the Genworth’s wealth management business, including Altegris. All customary closing conditions were met with approval at the shareholder meeting held on July 19, 2013, whereby the shareholders approved the new investment advisory agreement.  Results of the proxy are included in the renewal of the advisory agreement.

The Fund offers Class A, Class N and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class N and Class I shares are offered at net asset value (“NAV”) without an initial sales charge. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year ended. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a

Altegris Multi-Strategy Alternative Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available, the spread between bid and asked prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended Funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by each Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall minimize the use of unobservable inputs, The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in orderly transaction between market participants (i.e. the exit price at the measurement date). The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarch under U.S. GAAP are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Altegris Multi-Strategy Alternative Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Affiliated investments *
Mutual Funds	$ 3,684,110	$ -	$ -	$ 3,684,110
Total Investments:	$ 3,684,110	$ -	$ -	$ 3,684,110

* Refer to the Portfolio of Investments for sector classification.

The Fund did not hold any Level 3 securities during the period ended December 31, 2013.

There were no transfers into level 2 or out of Level 1 or Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s current tax year. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Altegris Multi-Strategy Alternative Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the period ended December 31, 2013, cost of purchases and proceeds from sales of affiliated portfolio securities, other than short-term investments and U.S. Government securities, amounted to $4,091,507 and $375,000, respectively.

4. INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Altegris Advisors, L.L.C.(“Advisor), serves as the Fund’s investment advisor. The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the following annual rates: For the portion of Fund assets allocated to the Directly Traded Portfolio or invested in Other Investment Companies not advised by the Advisor or its affiliate, the Fund will pay the Advisor an annual management fee equal to 1.50% of the Fund’s average daily net assets so allocated. However, per the terms of the advisory agreement between the Fund and the Advisor, in no case will the Fund directly pay the Advisor a management fee that exceeds an amount equal to 1.00% (on an annualized basis) of the Fund’s total average daily net assets on the first $1 billion, 0.93% on net assets greater than $1 billion and less than or equal to $1.5 billion, 0.86% on net assets greater than $1.5 billion and less than or equal to $2 billion, 0.79% on net assets greater than $2 billion and less than or equal to $2.5 billion,  0.72% on net assets greater than $2.5 billion and less than or equal to $3 billion and 0.65% on net assets greater than $3 billion.

The Fund's Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least January 31, 2015, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, borrowing costs such as interest and brokerage fees and commissions, front end or contingent deferred loads, dividend expense on securities sold short. Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.75%, 1.75% and 1.50% of the daily average net assets attributable to each of the Class A, Class N and Class I shares, respectively and agreed to reduce its fees and/or absorb expenses of the Fund, until at least January 31, 2015. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the period ended December 31, 2013, expenses of $206,792 were waived and reimbursed by the advisor of which $172,396 is subject to recapture through December 31, 2016.

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and shareholder servicing plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to each of Class A and Class N shares. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”); to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the period ended December 31, 2013, pursuant to the Plan, Class A and Class N shares paid $1,835 and $50, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class I shares. The Distributor is an affiliate of GFS. During the period December 31, 2013, the Distributor received $11,911

Altegris Multi-Strategy Alternative Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

in underwriting commissions for sales of Class A shares, of which $1,722 was retained by the principal underwriter or other affiliated broker-dealers.

The Fund is part of a series of Altegris Funds or (“Family”) comprised of, Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund and Altegris/AACA Real Estate Long Short Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to each Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

5.   DISTRIBUTIONS TO SHAREHOLDER AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2013 was as follows:

Fiscal Year Ended
December 31, 2013
Ordinary Income	$ 72,899
Long-Term Capital Gain	168
Return of Capital	-
$ 73,067

As of December 31, 2013, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ -	$ -	$ -	$ (37,801)	$ (37,801)

The difference between book basis and tax basis accumulated net realized losses and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the reclass of ordinary income distributions, resulted in reclassifications for the year ended December 31, 2013 were follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$ (2,229)	$ 2,554	$ (325)

Altegris Multi-Strategy Alternative Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

6.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Altegris Multi-Strategy Alternative Fund (the Fund), including the portfolio of investments, as of December 31, 2013, and the related statement of operations and the statement of changes in net assets for the period February 28, 2013 (commencement of operations) to December 31, 2013, and the financial highlights for the period indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Altegris Multi-Strategy Alternative Fund at December 31, 2013, the results of its operations and the changes in its net assets for the period February 28, 2013 (commencement of operations) to December 31, 2013, and the financial highlights for the period indicated therein, in conformity with U.S. generally accepted accounting principles.

February 27, 2014

Altegris Multi-Strategy Alternative Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2013

As a shareholder of the Altegris Multi-Strategy Alternative Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Multi-Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning July 1, 2013 and ending December 31, 2013.

Table 1.  Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading  “Expenses Paid During Period”.

Table 2.  Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Multi-Strategy Alternative Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Table 1. Annualized	Beginning	Ending	Expenses Paid
Actual Expense	Account Value	Account Value	During Period **
Expenses Ratio *	7/1/2013	12/31/2013	7/1/2013 – 12/31/13
Class A 1.75%	$1,000.00	$1,020.50	$8.91
Class N 1.75%	$1,000.00	$1,019.70	$8.91
Class I 1.50%	$1,000.00	$1,021.61	$7.64
Table 2.
Hypothetical Annualized	Beginning	Ending	Expenses Paid
(5% return Expense	Account Value	Account Value	During Period **
before expenses) Ratio *	7/1/2013	12/31/2013	7/1/2013 – 12/31/13
Class A 1.75%	$1,000.00	$1,016.38	$8.89
Class N 1.75%	$1,000.00	$1,016.38	$8.89
Class I 1.50%	$1,000.00	$1,017.64	$7.63

*   Excludes expenses of underlying funds in which the Fund invests.

** Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Altegris Multi-Strategy Alternative Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

Matters Submitted to Shareholders for Approval

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.

        Shares Voted

        Shares Voted Against

In Favor

              or   Abstentions

Mark H. Taylor

            608,885,975

       8,197,175

John V. Palancia

            609,370,118

       7,713,033

Andrew Rogers

            609,691,730

       7,391,421

Mark D. Gersten

            609,750,246

       7,332,904

Mark Garbin

            609,702,446

       7,380,704

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, August 2, 2013, Trust shareholders of record as of the close of business on June 7, 2013 voted to approve the following proposal:

Proposal 1: To approve a new Investment Advisory Agreement.

Shares Voted

         Shares Voted Against

 In Favor

                           or Abstentions

 16,522,634

                 431,951

Altegris Multi-Strategy Alternative Fund (Adviser – Altegris Advisors, LLC)*

In connection with the special meeting held on April 24, 2013, the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris”) and the Trust, with respect to Altegris Multi-Strategy Alternative Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.  The Trustees revisited their discussions regarding Altegris over the last 12 months, and considered their familiarity with key advisory personnel and that each has approximately 20 years of industry experience.  The Trustees also considered that Altegris has a strong infrastructure with qualified personnel that provides research, operational, sales and marketing, and legal and compliance services to the Funds.  The Trustees also considered that Altegris provides due diligence around asset allocation, sourcing, evaluation of investment managers, investment monitoring, risk management, along with the supervision of sub-advisers.  A representative of Trust management noted that Altegris is professional and proactive in its interactions with management and fund service providers.  The Trustees noted that Altegris manages a robust marketing and distribution plan for the Funds that includes marketing the Funds to Altegris’s affiliated broker-dealers, independent broker-dealers, and making the Funds available for sale on approximately 20 mutual fund “supermarket” platforms.  During their discussion, the Trustees recognized that Altegris has a good fund-raising track record that they expect will continue.  The Trustees remarked that they and the Trust’s CCO have had a good working relationship with Altegris personnel since the commencement of the Altegris/Trust relationship.  The Trust’s CCO confirmed that he and his staff had not found any material compliance issues at Altegris in the last year, and that Altegris’s compliance team had developed a strong infrastructure for monitoring overall compliance.  The Trust’s CCO noted that Altegris’s current CCO is also its general counsel.  The Altegris CCO explained that Altegris is in the process of evaluating those responsibilities and is considering the addition of a fully dedicated CCO.  With respect to daily monitoring, the Trustees noted that Altegris has developed internal tools to handle the daily monitoring of compliance and Fund operations to ensure the prospectus and 1940 Act guidelines are adhered to.  The Trustees were pleased that existing key Altegris personnel will continue to have responsibility for managing the business, and that a subset of those will have an equity stake in the firm.  Finally, they noted that a representative of Altegris had confirmed that Altegris could see no reason why the reorganization would impact the firm or Fund shareholders negatively, in fact, Altegris believes it will have a positive impact due to the additional expertise and resources Altegris will have access to.  Based on its previous history with Altegris, the Trustees concluded that Altegris has the capacity to provide the Trustees and shareholders with high quality services for the Fund.

Performance.   The Trustees considered, given the relatively short duration of performance, the difficulty in assessing the Fund’s performance, but noted that overall, the Fund’s performance is comparable to its peers and is holding to its investment philosophy.  They referred to their deliberations from the February 2013 meeting, and again noted the performance of a fund with a similar investment strategy sub-advised by Altegris and the performance of the other funds managed by Altegris.  Additionally, they discussed their prior review of a graphical illustration of Altegris’s intended allocation among the underlying asset classes and were reminded of Altegris’s representation that Altegris will monitor Fund concentration and the strategy will be flexible enough to move out of an asset class as necessary.  After discussion, the Trustees agreed that they continue to expect that Altegris will be able to properly allocate among the classes and produce reasonable results for shareholders.

Fees and Expenses.   The Trustees noted the extremely short period since the inception of the Fund and negligible asset level.  They considered that there had been no changes to the advisory fee structure since it was initially approved in February 2013.  Accordingly, the Trustees reviewed and reaffirm their deliberations from that meeting, and they are included herein.  The Board noted that the advisory fee before and after waiver for the first year was estimated at 0.30%, and determined that the fee compares favorably to the Fund’s peer group universe (0.79%) and Morningstar category average (1.09%).  The Board considered that the estimated fees reflect the Adviser’s expectation that 100% of the Fund’s assets will be invested in the affiliated funds for the first six months of operations, and the full investment strategy will be implemented during the following six months.  The Board noted that the portion of Fund assets allocated to affiliated funds will not be subject to a management fee, as Altegris will be directly compensated by the underlying funds, and that Altegris will receive an annual fee of 1.50% on the balance of the portfolio, but that in no case will the Fund directly pay Altegris a management fee in excess of 1.00% of annual fund assets up to $1 billion.  The Board noted other breakpoints that will be instituted as the Fund’s assets grow.  In evaluating the blended fee structure, the Board considered the range of fees in the Fund’s peer group (0.00%-1.60%) and the Morningstar category average, and determined that the 1.00% maximum blended fee for assets up to $1 billion, and the 1.50% fee charged for assets not allocated to affiliated funds, were reasonable.

Economies of Scale.  The Trustees considered whether economies of scale will be reached with respect to the management of the Fund. The Trustees elected to review and reaffirm their deliberations from the February 2013 meeting, and concluded they continue to believe that based on the anticipated size of the Fund, and the consideration of the expense limitation agreement, the proposed breakpoints were appropriate, and an effective way to share economies of scale with shareholders.

Profitability. The Trustees considered the anticipated profits Altegris would realize in connection with managing the Fund and whether the estimated amount of profit is a fair entrepreneurial profit with respect to the services to be provided to the Fund.  The Trustees acknowledged that Altegris is not yet realizing a profit from its relationship with the Fund noting Altegris realized a loss from its relationship with the Fund.  The Trustees concluded, therefore, that Altegris’s level of profitability from its relationship with the Fund was not excessive.

   Conclusion.  Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Multi-Strategy Alternative Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	102

AdvisorOne Funds (12 portfolios) (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	102	AdvisorOne Funds (12 portfolios) (since 2003); Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	128

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	128	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	102	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	102	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

Altegris Multi-Strategy Alternative Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

 Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	102	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-772-5838.

12/31/13 – NLFT_v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR

Altegris Advisors, L.L.C

1200 Prospect Street, Suite 400

La Jolla, CA 92037

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that  Mark Gersten, Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $20,000

(b)

Audit-Related Fees

2013 -  None

(c)

Tax Fees

2013 - $8,105

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $8,105

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/10/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/10/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/10/14